UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 19, 2016

Paragon Offshore plc
(Exact name of Registrant as specified in its charter)

England and Wales	001-36465	98-1146017
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

3151 Briarpark Drive, Suite 700 Houston, Texas	77042
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +44 20 330 2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.
The 2016 annual general meeting of the shareholders of Paragon Offshore plc (the “Company”) was held on May 19, 2016. Matters voted on at the annual general meeting and the results thereof were as follows:
Resolution 1
Anthony R. Chase was re-elected as a director of the Company for a one-year term that will expire at the Company’s annual general meeting (the “AGM ”) in 2017.

For	Against	Abstain	Broker Non-Votes
26,285,531	1,277,602	502,537	39,998,664
Resolution 2

Thomas L. Kelly II was re-elected as a director of the Company for a one-year term that will expire at the AGM in 2017.

For	Against	Abstain	Broker Non-Votes
26,265,674	1,303,002	496,995	39,998,663
Resolution 3

John P. Reddy was re-elected as a director of the Company for a one-year term that will expire at the AGM in 2017.

For	Against	Abstain	Broker Non-Votes
26,330,342	1,272,606	462,723	39,998,663
Resolution 4

Randall D. Stilley was re-elected as a director of the Company for a one-year term that will expire at the AGM in 2017.

For	Against	Abstain	Broker Non-Votes
25,813,610	1,748,611	503,450	39,998,663
Resolution 5

Dean E. Taylor was re-elected as a director of the Company for a one-year term that will expire at the AGM in 2017.

For	Against	Abstain	Broker Non-Votes
26,142,951	1,420,533	502,186	39,998,664
Resolution 6

William L. Transier was re-elected as a director of the Company for a one-year term that will expire at the AGM in 2017.

For	Against	Abstain	Broker Non-Votes
26,250,384	1,314,388	500,899	39,998,663

Resolution 7

David W. Wehlmann was re-elected as a director of the Company for a one-year term that will expire at the AGM in 2017.

For	Against	Abstain	Broker Non-Votes
26,205,440	1,392,995	467,235	39,998,664
Resolution 8

J. Robinson West was re-elected as a director of the Company for a one-year term that will expire at the AGM in 2017.

For	Against	Abstain	Broker Non-Votes
26,279,324	1,319,580	466,767	39,998,663
Resolution 9

The appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for fiscal year 2016 was ratified.

For	Against	Abstain	Broker Non-Votes
64,578,550	1,706,792	1,778,992	—
Resolution 10

PricewaterhouseCoopers LLP was re-appointed as UK statutory auditors to the Company (to hold office from the conclusion of the 2016 AGM until the conclusion of the next AGM at which accounts are laid before the Company).

For	Against	Abstain	Broker Non-Votes
64,594,163	1,704,894	1,765,276	—
Resolution 11

The audit committee of the Board was authorized to determine the Company’s UK statutory auditors’ compensation.

For	Against	Abstain	Broker Non-Votes
63,286,450	2,696,135	2,081,748	—
Resolution 12

The compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement relating to the 2016 AGM pursuant to the executive compensation disclosure rules promulgated by the U.S. Securities and Exchange Commission, was approved on a non-binding advisory basis.

For	Against	Abstain	Broker Non-Votes
22,148,974	3,703,150	2,213,554	39,998,656

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paragon Offshore plc

Date: May 19, 2016	By:	/s/ Todd D. Strickler
	Name:	Todd D. Strickler
	Title:	Vice President, General Counsel and Corporate Secretary

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